Investment Strategy - Q3 All-Season Total Return Fund	Nov. 13, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]

The Fund seeks to achieve its investment objective by dynamically allocating its assets across global fixed-income and equity markets, with a primary emphasis on fixed-income strategies. The Fund operates as an unconstrained, active strategy, allowing the Adviser to shift exposure among corporate bonds, government debt, and other debt instruments, as well as equity securities (such as dividend-paying common stocks) based on quantitative models and market opportunities. Through this flexible and tactical asset allocation process, the Fund seeks to construct a portfolio that exhibits low overall volatility and a reduced correlation to equity markets.

Under normal circumstances, the Fund will invest in fixed income and equity securities within the following ranges (as a percentage of the Fund’s assets”):

Fixed Income	40%-90%

Equities	10%-60%

With respect to its fixed income strategy, the Fund will invest in mutual funds and exchange-traded funds (ETFs) that primarily invest in high-yield bonds (commonly known as “junk bonds”), investment grade bonds or U.S. treasury securities. The Fund may also invest in high-yield bonds, investment grade bonds or U.S. treasury securities directly. High yield bonds and investment grade bonds may be issued by U.S. or foreign issuers, including those in emerging markets. The Fund considers emerging market issuers to be those located in countries represented in the MSCI Emerging Markets Index.

The Fund may enter into fixed income and bond futures contracts to achieve certain long and short investment exposures and to hedge the overall investment risk of the Fund’s portfolio.

With respect to its equity strategy, the Fund may invest in a broad and unrestricted range of equity securities and equity-linked instruments including individual common and preferred stocks, mutual funds, and exchange-traded funds (ETFs). The Fund retains the flexibility to invest in issuers of any market capitalization (including large-, mid-, and small-cap companies), within any industry sector, and across any geographic region, including domestic and foreign issuers in both developed and emerging markets. To manage exposures, hedge risks, or obtain leveraged market exposure, the Fund may enter into long and short equity and index futures contracts. All equity allocations, asset selections, and leverage levels are determined and executed systematically based on the Adviser’s proprietary quantitative models and trading rules.

The Fund may invest in other registered funds managed by the Fund’s adviser.

In executing the Fund’s tactical allocation strategy, the Adviser employs a systematic, rules-based investment process designed to objectively evaluate market conditions and allocate capital across asset classes. This process relies on proprietary quantitative models and systematic frameworks that analyze various market inputs, which may include price trends, momentum indicators, volatility metrics, interest rate adjustments, credit spreads, and macroeconomic data. The models synthesize these objective data points to determine the optimal target exposure for the portfolio at any given time, in an attempt to reduce subjective or emotional biases from the decision-making process.

The Adviser’s systematic process operates continuously, evaluating market data on a periodic basis to generate allocation signals. Based on these signals, the portfolio will automatically adjust its exposures, which can include increasing allocations to fixed-income instruments or equities, utilizing fixed-income futures to scale net long market exposure past 100%, or rotating into capital preservation positions, such as short-term Treasury securities and cash equivalents.

In managing the Fund portfolio, the Adviser may engage in frequent trading, resulting in a higher portfolio turnover rate.